                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: March 08, 2000
                    Capita Equipment Receivables Trust 1996-1


   A New York                   Commission File               I.R.S. Employer
  Corporation                    NO. 333-08645                 No. 13-7097632

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:              MARCH 8, 2000      PAYMENT DATE: MARCH 15, 2000
COLLECTION PERIOD:           FEBRUARY 29, 2000

ITEM 5. OTHER

     I.   INFORMATION REGARDING THE CONTRACTS
        1. CONTRACT POOL PRINCIPAL BALANCE
           a. Beginning of Collection Period                                $275,195,478
           b. End of Collection Period                                      $251,039,999
           c. Reduction for Collection Period                               $ 24,155,479
        2. DELINQUENT SCHEDULED PAYMENTS
           a. Beginning of Collection Period                                $ 12,737,878
           b. End of Collection Period                                      $ 12,250,153
        3. LIQUIDATED CONTRACTS
           a. Number of Liquidated Contracts                                     213
              with respect to Collection Period
           b. Required Payoff Amounts of Liquidated Contracts               $  1,009,481
           c. Total Reserve for Liquidation Expenses                        $       --
           d. Total Liquidation Proceeds Received (1)                       $    241,120
           e. Liquidation Proceeds Allocated to Owner Trust                 $    195,842
           f. Liquidation Proceeds Allocated to Depositor                   $     45,279
           g. Current Realized Losses                                       $    813,639
        4. PREPAID CONTACTS
           a. Number of Prepaid Contracts with respect                               769
              to Collection Period
           b. Required Payoff Amounts of Prepaid Contracts                  $  2,844,595
        5. PURCHASED CONTRACTS (BY TCC)
           a. Number of Contracts Purchased by TCC with                                0
              respect to Collection Period
           b. Required Payoff Amounts of Purchased Contracts                $       --


        6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                     ------------------------------------------------------------------------------------------------------
                                                                                           % OF AGGREGATE
                               NUMBER OF            % OF           AGGREGATE REQUIRED      REQUIRED PAYOFF
                               CONTRACTS          CONTRACTS          PAYOFF AMOUNTS            AMOUNTS
                     ------------------------------------------------------------------------------------------------------
a. Current                     34,983                 87.97%          $231,947,610                 88.10%
b. 31-60 days                   2,224                  5.59%          $ 13,563,274                  5.15%
c. 61-90 days                   1,049                  2.64%          $  6,787,150                  2.58%
d. 91-120 days                    668                  1.68%          $  4,939,516                  1.88%
e. 120+ days                      841                  2.11%          $  6,052,603                  2.30%
f. Total                       39,765                100.00%          $263,290,152                100.00%


               7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

  -------------------------------------------------------------------------------------------------------------------------------

                                     % OF                  % OF                  % OF                 % OF
                                  AGGREGATE              AGGREGATE             AGGREGATE            AGGREGATE
                               REQUIRED PAYOFF        REQUIRED PAYOFF       REQUIRED PAYOFF      REQUIRED PAYOFF
                                   AMOUNTS                AMOUNTS               AMOUNTS              AMOUNTS
              COLLECTION
                 PERIODS     31-60 DAYS PAST DUE    61-90 DAYS PAST DUE  91-120 DAYS PAST DUE  120+ DAYS PAST DUE
  -------------------------------------------------------------------------------------------------------------------------------
                  2/29/00              5.15%                 2.58%                 1.88%                 2.30%
                  1/31/00              5.23%                 2.56%                 1.81%                 2.00%
                 12/31/99              5.71%                 2.87%                 1.63%                 1.87%
                 11/30/99              5.52%                 2.54%                 1.44%                 1.92%
                 10/31/99              5.83%                 2.31%                 1.53%                 1.92%
                  9/30/99              5.65%                 2.34%                 1.31%                 1.85%
                  8/31/99              5.08%                 2.06%                 1.62%                 1.68%
                  7/31/99              5.33%                 2.43%                 1.29%                 1.93%
                  6/30/99              5.02%                 2.43%                 1.52%                 1.70%
                  5/31/99              6.17%                 2.59%                 1.27%                 1.90%
                  4/30/99              5.66%                 2.37%                 1.08%                 1.71%
                  3/31/99              5.84%                 2.32%                 1.08%                 1.66%
                  2/28/99              6.98%                 2.44%                 1.30%                 1.80%
                  1/31/99              6.09%                 2.24%                 1.17%                 1.74%
                 12/31/98              5.94%                 1.90%                 1.23%                 1.45%
                 11/30/98              6.15%                 1.94%                 0.92%                 1.30%
                 10/31/98              4.92%                 1.55%                 0.90%                 1.28%
                  9/30/98              4.39%                 1.47%                 0.91%                 1.24%
                  8/31/98              4.08%                 1.59%                 0.83%                 1.00%
                  7/31/98              4.04%                 1.42%                 0.82%                 1.17%
                  6/30/98              3.90%                 1.37%                 0.77%                 1.41%
                  5/31/98              4.46%                 1.51%                 0.80%                 1.41%
                  4/30/98              4.47%                 1.54%                 0.98%                 1.25%
                  3/31/98              3.85%                 1.61%                 0.98%                 1.12%
                  2/28/98              6.83%                 2.00%                 0.79%                 1.09%
                  1/31/98              4.39%                 1.21%                 0.65%                 0.94%
                 12/31/97              3.50%                 1.25%                 0.54%                 0.85%
                 11/30/97              2.78%                 0.42%                 0.24%                 0.16%
                 10/31/97              3.64%                 1.07%                 0.45%                 0.73%
                  9/30/97              3.21%                 0.95%                 0.48%                 0.82%
                  8/31/97              3.58%                 0.95%                 0.50%                 0.80%
                  7/31/97              3.11%                 0.90%                 0.53%                 0.78%
                  6/30/97              3.53%                 0.90%                 0.57%                 0.69%
                  5/31/97              3.06%                 0.99%                 0.58%                 0.63%
                  4/30/97              2.99%                 1.08%                 0.47%                 0.64%
                  3/31/97              3.73%                 0.96%                 0.46%                 0.61%
                  2/28/97              3.70%                 0.97%                 0.55%                 0.55%
                  1/31/97              3.27%                 0.97%                 0.49%                 0.40%
                 12/31/96              4.10%                 0.96%                 0.39%                 0.20%
                 11/30/96              3.49%                 0.83%                 0.34%                 0.00%
                 10/31/96              2.90%                 0.64%                 0.01%                 0.01%


               8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                                    --------------------------------------------------------------------------------
                                                          COLLECTION       3 COLLECTION     6 COLLECTION PERIODS   CUMULATIVE SINCE
                                                            PERIOD        PERIODS ENDING           ENDING            CUT-OFF DATE
                                                          FEBRUARY-00       FEBRUARY-00         FEBRUARY-00
                                                    --------------------------------------------------------------------------------
                   a. Number of Liquidated                   213                853                 1,863               22,956
                      Contracts
                   b. Number of Liquidated                  0.076%            0.304%               0.664%               8.180%
                      Contracts as a Percentage
                      of Initial Contracts
                   c. Required Payoff Amounts of          1,009,481          3,757,901           10,296,963           136,912,849
                      Liquidated Contracts
                   d. Liquidation Proceeds Allocated       195,842           1,296,359            4,736,437           34,161,928
                      to Owner Trust
                   e. Aggregate Current Realized           813,639           2,461,542            5,560,525           102,750,921
                      Losses
                   f. Aggregate Current Realized            0.026%            0.077%               0.175%               3.226%
                      Losses as a Percentage of
                      Cut-off Date Contract Pool
                      Principal Balance


          II.   INFORMATION REGARDING THE SECURITIES

               1.  SUMMARY OF BALANCE INFORMATION

                         ------------------------------------------------------------------------------------------------

                                                                                       PRINCIPAL BALANCE AS OF
                               CLASS                                    COUPON             MARCH 15, 2000
                                                                         RATE               PAYMENT DATE

                         ------------------------------------------------------------------------------------------------
                   a.    Class A-1 Notes                               5.6000%                   $0
                   b.    Class A-2 Notes                               5.9500%                   $0
                   c.    Class A-3 Notes                               6.1100%                   $0
                   d.    Class A-4 Notes                               6.2800%                   $0
                   e.    Class B Notes                                 6.5700%              $167,642,339
                   f.    Equity Certificates                           6.7500%               $95,659,329
                   g.    Total                                           N.A.               $263,301,668


                        ---------------------------------------------------------------------------------------------------------

                                                                 CLASS FACTOR AS OF   PRINCIPAL BALANCE AS    CLASS FACTOR AS OF
                               CLASS                               MARCH 15, 2000       FEBRUARY 15, 2000      FEBRUARY 15, 2000
                                                                    PAYMENT DATE          PAYMENT DATE           PAYMENT DATE

                        ---------------------------------------------------------------------------------------------------------
                  a.    Class A-1 Notes                                0.00000                 $0                   0.00000
                  b.    Class A-2 Notes                                0.00000                 $0                   0.00000
                  c.    Class A-3 Notes                                0.00000                 $0                   0.00000
                  d.    Class A-4 Notes                                0.00000             $14,182,509              0.03552
                  e.    Class B Notes                                  0.93917            $178,500,000              1.00000
                  f.    Equity Certificates                            0.75021             $95,659,329              0.75021
                  g.    Total                                          0.08266            $288,341,838              0.09054



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $263,290,152 and the CCA Balance is $56,333,814.


2.  MONTHLY PRINCIPAL AMOUNT
    a. Principal Balance of Notes and Equity Certificates
       (End of Prior Collection Period)                                              $288,341,838
    b. Contract Pool Principal Balance (End of Collection Period)                    $251,039,999
    c. Monthly Principal Amount                                                      $ 37,301,839
3.  GROSS COLLECTIONS
    a. Scheduled Payments Received                                                   $ 22,978,636
    b. Liquidation Proceeds Allocated to Owner Trust                                 $    195,842
    c. Required Payoff Amounts of Prepaid Contracts                                  $  2,844,595
    d. Required Payoff Amounts of Purchased Contracts                                $       --
    e. Proceeds of Clean-up Call                                                     $       --
    f. Investment Earnings on Collection Account and Note Distribution Account       $     83,712
    g. Extension Fees Allocated to Owner Trust                                       $       --
    h. Total Gross Collections (sum of (a) through (g))                              $ 26,102,785
4.  DETERMINATION OF AVAILABLE FUNDS
    a. Total Gross Collections                                                       $ 26,102,785
    b. Withdrawal from Cash Collateral Account                                       $    813,639
    c. Total Available Funds                                                         $ 26,916,424

5.  APPLICATION OF AVAILABLE FUNDS

                   -----------------------------------------------------------------------------------------
                               ITEM                     AMOUNT           REMAINING AVAILABLE FUNDS
                   -----------------------------------------------------------------------------------------
                   a. Total Available Funds                                      $26,916,424
                   b. Servicing Fee                   $   286,662                $26,629,762
                   c. Interest on Notes:
                      i)  Class A-1 Notes             $      --                  $26,629,762
                      ii) Class A-2 Notes             $      --                  $26,629,762
                      iii)Class A-3 Notes             $      --                  $26,629,762
                      iv) Class A-4 Notes             $    74,222                $26,555,540
                      v)  Class B Notes               $   977,288                $25,578,253
                   d. Interest on Equity              $   538,084                $25,040,169
                      Certificates
                   e. Principal of Notes and
                      Equity Certificates:
                      i)  Class A-1 Notes             $      --                  $25,040,169
                      ii) Class A-2 Notes             $      --                  $25,040,169
                      iii)Class A-3 Notes             $      --                  $25,040,169
                      iv) Class A-4 Notes             $14,182,509                $10,857,661
                      v)  Class B Notes               $10,857,661                $      --
                      vi) Equity Certificates         $      --                  $      --
                   f. Deposit to Cash                 $      --                  $      --
                      Collateral Account
                   g. Amount to be applied in         $      --                  $      --
                      accordance with CCA
                      Loan Agreement
                   h. Balance, if any, to Equity      $      --                  $      --
                      Certificates


         III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

               1.  BALANCE RECONCILIATION
                   -------------------------------------------------------------------------------------------------
                                                                                  MARCH 15, 2000
                                          ITEM                                     PAYMENT DATE
                   -------------------------------------------------------------------------------------------------
                   a. Available Cash Collateral Amount (Beginning)                  $  57,147,453
                   b. Deposits to Cash Collateral Account                           $        --
                   c. Withdrawals from Cash Collateral Account                      $      813,639
                   d. Releases of Cash Collateral Account Surplus                   $        --
                      (Excess, if any of (a) plus (b) minus (c) over (f))
                   e. Available Cash Collateral Amount (End)                        $   56,333,814
                      (Sum of (a) plus (b) minus (c) minus (d))
                   f. Requisite Cash Collateral Amount                              $   63,704,600
                   g. Cash Collateral Account Shortfall                             $    7,370,786
                      (Excess, if any, of (f) over (e))
               2.     CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
                   a. For Payment Dates from, and including, the
                      November 1996 Payment Date  to,
                  and including, the October 1997 Payment Date
                      1) Initial Cash Collateral Amount                             $207,040,000
                   b. For Payment Dates from, and including, the
                      November 1997 Payment Date until
                       the Final Payment Date, the sum of
                      1) 8% of the Contract Pool Principal Balance                  $   20,083,200
                      2) The Aggregate Principal Balance of the Notes               $   12,261,670
                       and the Equity Certificate Balance less the
                       Contract Pool Principal Balance
                      3) Total ((1) plus (2))                                       $   32,344,870

                   c. Floor equal to the lesser of
                       1) 2% of Cut-Off Date Contract Pool Principal                $   63,704,600
                      Balance ($63,704,600); and
                      2) the Aggregate Principal Balance of the Notes
                      and the Equity Certificate Balance
                   d. Requisite Cash Collateral Amount                              $   63,704,600
               3.     CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
                   a. Interest Shortfalls                                           $        --
                   b. Principal Deficiency Amount                                   $      813,639
                   c. Principal Payable at Stated Maturity Date of
                      Class of Notes or Equity Certificates                         $        --
                   d. Total Cash Collateral Account Withdrawals                     $      813,639

          IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

                ------------------------------------------------------------------------------------------------------------------
                         DISTRIBUTION                    CLASS A-1                     CLASS A-2           CLASS A-3
                           AMOUNTS                         NOTES                         NOTES               NOTES
                ------------------------------------------------------------------------------------------------------------------
                1. Interest Due                                $--                         $--                  $--
                2. Interest Paid                               $--                         $--                  $--
                3. Interest Shortfall                          $--                         $--                  $--
                ((1) minus (2))
                4. Principal Paid                              $--                         $--                  $--
                5. Total Distribution Amount                   $--                         $--                  $--
                ((2) plus (4))


                ------------------------------------------------------------------------------------------------------------------
                         DISTRIBUTION                    CLASS A-4              CLASS B              EQUITY
                           AMOUNTS                         NOTES                 NOTES            CERTIFICATES        TOTALS
                ------------------------------------------------------------------------------------------------------------------
                1. Interest Due                           $     74,222         $    977,288         $ 538,084      $  1,589,593
                2. Interest Paid                          $     74,222         $    977,288         $ 538,084      $  1,589,593
                3. Interest Shortfall                     $       --           $        --          $     --       $       --
                ((1) minus (2))
                4. Principal Paid                         $ 14,182,509         $ 10,857,661         $     --       $ 25,040,169
                5. Total Distribution Amount              $ 14,256,730         $ 11,834,948         $ 538,084      $ 26,629,762
                ((2) plus (4))


           V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

                   ------------------------------------------------------------------------------------------------------------
                                                                                    AS OF END OF          AS OF END OF
                                     ITEM                                            JANUARY-00            DECEMBER-99
                                                                                 COLLECTION PERIOD      COLLECTION PERIOD
                   ------------------------------------------------------------------------------------------------------------
               1.  ORIGINAL CONTRACT CHARACTERISTICS
                   a. Original Number of Contracts                                   280,634                 N.A.
                   b. Cut-Off Date Contract Pool                                  3,185,229,329              N.A.
                      Principal Balance
                   c. Original Weighted Average                                    38.6 months               N.A.
                      Remaining Term
                   d. Weighted Average                                             56.1 months               N.A.
                      Original Term
               2.  CURRENT CONTRACT CHARACTERISTICS
                   a. Number of Contracts                                             39,765                42,567
                   b. Average Contract                                                6,313                  6,465
                      Principal Balance
                   c. Weighted Average                                                 19.9                  20.2
                      Remaining Term

          VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE

                   ------------------------------------------------------------------------------------------------------------
                   PAYMENT DATE                                                                    SINCE ISSUE
                     PERIOD                                                                            CPR
                   ------------------------------------------------------------------------------------------------------------
                     0                             Oct-96
                     1                             Nov-96                                            10.866%
                     2                             Dec-96                                             7.964%
                     3                             Jan-97                                             8.606%
                     4                             Feb-97                                             8.254%
                     5                             Mar-97                                             7.615%
                     6                             Apr-97                                             7.211%
                     7                             May-97                                             8.268%
                     8                             Jun-97                                             7.752%
                     9                             Jul-97                                             7.784%
                    10                             Aug-97                                             7.781%
                    11                             Sep-97                                             7.506%
                    12                             Oct-97                                             7.348%
                    13                             Nov-97                                             7.346%
                    14                             Dec-97                                             6.629%
                    15                             Jan-98                                             6.741%
                    16                             Feb-98                                             7.251%
                    17                             Mar-98                                             6.870%
                    18                             Apr-98                                             7.200%
                    19                             May-98                                             7.072%
                    20                             Jun-98                                             6.870%
                    21                             Jul-98                                             7.232%



                   ------------------------------------------------------------------------------------------------
                   PAYMENT DATE                                                             SINCE ISSUE
                     PERIOD                                                                     CPR
                   ------------------------------------------------------------------------------------------------
                     22                            Aug-98                                      7.327%
                     23                            Sep-98                                      7.253%
                     24                            Oct-98                                      7.147%
                     25                            Nov-98                                      7.198%
                     26                            Dec-98                                      7.079%
                     27                            Jan-99                                      7.208%
                     28                            Feb-99                                      7.415%
                     29                            Mar-99                                      7.485%
                     30                            Apr-99                                      7.965%
                     31                            May-99                                      8.545%
                     32                            Jun-99                                      8.120%
                     33                            Jul-99                                      8.446%
                     34                            Aug-99                                      8.506%
                     35                            Sep-99                                      8.419%
                     36                            Oct-99                                      8.134%
                     37                            Nov-99                                      7.903%
                     38                            Dec-99                                      7.818%
                     39                            Jan-00                                      7.613%
                     40                            Feb-00                                      7.561%
                     41                            Mar-00                                      7.481%


     VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

          A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.



                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita
     Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a
    Responsible Officer of the Servicer and, pursuant to Section 3.9 of the
      Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the
       following report with respect to the Payment Date occurring on
                                March 15, 2000 .

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer